INCOME TAXES - Deferred Tax (Details)	Dec. 31, 2021 USD ($)
Deferred tax assets:
Net operating loss carryforward	$ 10,390
Organizational costs/Startup expenses	39,040
Total deferred tax assets	49,430
Valuation allowance	$ (49,430)